3rd Quarter 2016 Earnings Conference Call October 26, 2016 EXHIBIT 99.2

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations Participants 3

* Reconciliation to GAAP reported earnings included in the appendix Strong year-to-date financial results − Raised 2016 operating EPS* guidance in September − Investing in infrastructure improvements − Updating cash and capital guidance Employee safety performance best in company’s history Midstream assets acquired in the SW Marcellus / Dry Utica region 4 We continue to make progress on many fronts

3Q 2015 3Q 2016 Change DTE Electric 214$ 285$ 71$ DTE Gas (11) (4) 7 Gas Storage & Pipelines 27 28 1 Power & Industrial Projects 32 35 3 Corporate & Other (9) (1) 8 Growth segments** 253$ 343$ 90$ Growth segments operating EPS 1.40$ 1.91$ 0.51$ Energy Trading (1) 10 11 DTE Energy 252$ 353$ 101$ Operating EPS 1.40$ 1.96$ 0.56$ Avg. Shares Outstanding 180 180 Operating Earnings Drivers DTE Electric • Primarily weather and rate implementation DTE Gas • Primarily main replacement surcharge and storage and transport services Power & Industrial Projects • Higher REF earnings offset by lower steel related earnings Corporate & Other • Timing of taxes Energy Trading • Primarily higher realized power results (millions, except EPS) 5 3rd Quarter 2016 Operating Earnings* Variance ** Total DTE Energy excluding Energy Trading * Reconciliation to GAAP reported earnings included in the appendix

** Total DTE Energy excluding Energy Trading We are confident in achieving our 2016 operating EPS* guidance 2016 YTD 3Q Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $547 96 93 73 (31) $778 $4.33 26 $804 180 $4.47 2016 Guidance $5.01 - $5.21 $5.09 - $5.35 $615 - $625 135 - 141 115 - 120 90 - 100 (55) - (51) $900 - $935 15 - 25 $915 - $960 180 6 * Reconciliation to GAAP reported earnings included in the appendix (millions, except EPS)  

Capital Expenditures Summary Prior Guidance Revised Guidance DTE Electric Distribution Infrastructure $610 $610 New Generation 150 150 Maintenance & Other 790 790 $1,550 $1,550 DTE Gas Base Infrastructure $220 $220 NEXUS Related 110 110 Main Replacement** 100 100 $430 $430 Non-Utility $520 – 720 $1,800 Total $2,500 – 2,700 $3,780 (millions) Cash Flow Summary Prior Guidance Revised Guidance Cash From Operations* $1.8 $2.0 Capital Expenditures (2.7) (3.8) Free Cash Flow ($0.9) ($1.8) Asset Sales & Other - - Dividends (0.5) (0.5) Net Cash ($1.4) ($2.3) Debt Financing: Issuances $1.9 $2.7 Redemptions (0.5) (0.4) Change in Debt $1.4 $2.3 7 We are updating our 2016 cash flow and capital expenditures guidance (billions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity * Prior guidance included ~$0.1b of equity issued for employee benefit programs

25% 21% 2014 2015 2016E 51% 52% 2014 2015 2016E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + Strong balance sheet remains a key priority and supports growth 8 • 2016 equity issuance not required due to stronger than planned earnings and cash flow • In early October, DTE Energy issued $1.0 billion of senior notes and $675 million of mandatory convertible securities • $1.6 billion of available liquidity as of September 30, 2016 ** Funds from Operations (FFO) is calculated using operating earnings * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity

• Achieving our 2016 operating EPS* guidance... ...as a result of strong year-to-date performance • Investing in aging utility infrastructure... ...driving increased customer reliability • Executing on strategic growth opportunities at our non-utility businesses... ...as evidenced by the recent acquisition • Maintaining strong cash flow and balance sheet... ...supporting our future growth opportunities Summary EEI conference presentation is November 8th with Gerry Anderson – Chairman & CEO Webcast access: www.dteenergy.com/investors 9 * Reconciliation to GAAP reported earnings included in the appendix

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 Contact Us 10

Appendix

Drivers • Warmer weather Variance to normal weather - 3Q 2015: $4 - 3Q 2016: $53 • August 1, 2016 rate implementation supporting infrastructure improvements to enhance customer reliability • Other consists primarily of rate base growth (depreciation, property tax and interest) Operating Earnings* Variance (millions) $214 $285 $49 $30 ($8) DTE Electric Variance Analysis 12 * Reconciliation to GAAP reported earnings included in the appendix 3Q 2015 Operating Earnings 3Q 2016 Operating Earnings Weather Rate Implementation Other

Weather and DTE Electric Weather Normal Sales

DTE Energy

Cooling degree days
DTE Electric service territory

	3Q 2015	3Q 2016	% change
Actuals	605	823	36%
Normal	580	580	0%
Deviation from normal	4%	42%	

	YTD 2015	YTD 2016	% change
Actuals	835	1,098	31%
Normal	795	795	0%
Deviation from normal	5%	38%	

Earnings impact of weather - DTE Electric
Variance from normal weather

($ millions, after-tax)	3Q	YTD
2015	$4	$12
2016	$53	$59

($ per share)	3Q	YTD
2015	$0.02	$0.07
2016	$0.29	$0.33

Weather Normal Electric Sales* - DTE Electric Service Area
(Includes Electric Choice) (GWh)

	YTD 2015	YTD 2016	% change
Residential	11,568	11,633	1%
Commercial	15,197	15,441	2%
Industrial**	9,117	9,001	(1%)
Other	209	193	(8%)
TOTAL SALES*	**36,091**	**36,268**	**0%**

Heating degree days
DTE Gas service territory

	3Q 2015	3Q 2016	% change
Actuals	74	47	(36%)
Normal	134	125	(7%)
Deviation from normal	(45%)	(62%)	

	YTD 2015	YTD 2016	% change
Actuals	4,564	3,802	(17%)
Normal	4,138	4,220	2%
Deviation from normal	10%	(10%)	

Earnings impact of weather - DTE Gas
Variance from normal weather

($ millions, after-tax)	3Q	YTD
2015	($1)	$17
2016	($1)	($12)

($ per share)	3Q	YTD
2015	($0.01)	$0.09
2016	($0.01)	($0.07)

* Includes adjustments for temperature normalization and customer outages due to weather
** 2015 includes sales adjusted for steel resolution
*** Includes choice of 3,723 YTD 2015 and 3,694 YTD 2016

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Capital Expenditures Summary YTD 2015 YTD 2016 DTE Electric Distribution Infrastructure $433 $381 New Generation 261 101 Maintenance & Other 591 517 $1,285 $999 DTE Gas Base Infrastructure $134 $138 NEXUS Related - 45 Main Replacement** 61 85 $195 $268 Non-Utility $219 $274 Total $1,699 $1,541 (millions) Cash Flow Summary YTD 2015 YTD 2016 Cash From Operations* $1.5 $1.8 Capital Expenditures (1.7) (1.5) Free Cash Flow ($0.2) $0.3 Asset Sales & Other 0.1 - Dividends (0.4) (0.4) Net Cash ($0.5) ($0.1) Debt Financing: Issuances $1.0 $0.6 Redemptions (0.5) (0.5) Change in Debt $0.5 $0.1 14 September YTD 2016 Cash Flow and Capital Expenditures (billions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity * Includes ~$0.2b and $0 of equity issued for employee benefit programs in 2015 and 2016, respectively

3Q 2016 Economic Net Income Accounting Adjustments** 3Q 2016 Operating Earnings* ($1) $14 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget Operating Earnings* Realized Unrealized O&M / Other 3Q 2016 3Q 2015 $17 ($3) 14 2 (9) (12) (millions, after-tax) $10 ($1) 3Q 2015 Operating Earnings* 3Q 2015 Economic Net Income Accounting Adjustments** $15 $10 ($9) $1 3rd Quarter Trading Reconciliation of Operating Earnings* to Economic Net Income (millions) 15 *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts * Reconciliation to GAAP reported earnings included in the appendix

YTD 2016 Economic Net Income Accounting Adjustments** YTD 2016 Operating Earnings* $14 $53 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget Operating Earnings* Realized Unrealized O&M / Other YTD 2016 YTD 2015 $52 $25 24 6 (32) (35) (millions, after-tax) $26 $14 YTD 2015 Operating Earnings* YTD 2015 Economic Net Income Accounting Adjustments** $39 $26 $5 $31 September YTD Trading Reconciliation of Operating Earnings* to Economic Net Income (millions) 16 *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts * Reconciliation to GAAP reported earnings included in the appendix

3rd Quarter 2016 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

3Q 2016 — Net Income (millions)*

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 285	$ (4)	$ 28	$ 34	$ (1)	$ 342	$ (4)	$ 338
Plant closure	-	-	-	1	-	1	-	1
Certain mark-to-market transactions	-	-	-	-	-	-	14	14
Operating Earnings	$ 285	$ (4)	$ 28	$ 35	$ (1)	$ 343	$ 10	$ 353

3Q 2016 — EPS**

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 1.58	$ (0.03)	$ 0.16	$ 0.19	$ -	$ 1.90	$ (0.02)	$ 1.88
Plant closure	-	-	-	0.01	-	0.01	-	0.01
Certain mark-to-market transactions	-	-	-	-	-	-	0.07	0.07
Operating Earnings	$ 1.58	$ (0.03)	$ 0.16	$ 0.20	$ -	$ 1.91	$ 0.05	$ 1.96

* Total tax impact of adjustments to reported earnings: $9m

** Total tax impact of adjustments to reported EPS: $0.05

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September YTD 2016 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

YTD September Actual

After-tax items:	Net Income (millions)*							
	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 547	$ 96	$ 93	$ 66	$ (31)	$ 771	$ (34)	$ 737
Plant closure	-	-	-	7	-	7	-	7
Certain mark-to-market transactions	-	-	-	-	-	-	60	60
Operating Earnings	$ 547	$ 96	$ 93	$ 73	$ (31)	$ 778	$ 26	$ 804

YTD September Actual

After-tax items:	EPS**							
	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 3.04	$ 0.53	$ 0.52	$ 0.37	$ (0.17)	$ 4.29	$ (0.19)	$ 4.10
Plant closure	-	-	-	0.04	-	0.04	-	0.04
Certain mark-to-market transactions	-	-	-	-	-	-	0.33	0.33
Operating Earnings	$ 3.04	$ 0.53	$ 0.52	$ 0.40	$ (0.17)	$ 4.33	$ 0.14	$ 4.47

* Total tax impact of adjustments to reported earnings: $42m

** Total tax impact of adjustments to reported EPS: $0.23

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3rd Quarter 2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

3Q 2015 Actual — Net Income (millions)*

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 214	$ (11)	$ 27	$ 32	$ (9)	$ 253	$ 12	$ 265
Certain mark-to-market transactions	-	-	-	-	-	-	(13)	(13)
Operating Earnings	$ 214	$ (11)	$ 27	$ 32	$ (9)	$ 253	$ (1)	$ 252

3Q 2015 Actual — EPS**

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 1.19	$ (0.06)	$ 0.15	$ 0.17	$ (0.05)	$ 1.40	$ 0.07	$ 1.47
Certain mark-to-market transactions	-	-	-	-	-	-	(0.07)	(0.07)
Operating Earnings	$ 1.19	$ (0.06)	$ 0.15	$ 0.17	$ (0.05)	$ 1.40	$ 0.00	$ 1.40

* Total tax impact of adjustments to reported earnings: ($8)m

** Total tax impact of adjustments to reported EPS: ($0.05)

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September YTD 2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

YTD September Actual — **Net Income (millions)** *

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 449	$ 93	$ 79	$ 73	$ (47)	$ 647	$ -	$ 647
PSCR disallowances	12	-	-	-	-	12	-	12
Contract termination	-	-	-	10	-	10	-	10
Natural gas pipeline refund	-	-	-	-	-	-	(10)	(10)
Certain mark-to-market transactions	-	-	-	-	-	-	24	24
Operating Earnings	$ 461	$ 93	$ 79	$ 83	$ (47)	$ 669	$ 14	$ 683

YTD September Actual — **EPS** **

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 2.51	$ 0.52	$ 0.44	$ 0.40	$ (0.26)	$ 3.61	$ 0.00	$ 3.61
PSCR disallowances	0.07	-	-	-	-	0.07	-	0.07
Contract termination	-	-	-	0.05	-	0.05	-	0.05
Natural gas pipeline refund	-	-	-	-	-	-	(0.06)	(0.06)
Certain mark-to-market transactions	-	-	-	-	-	-	0.14	0.14
Operating Earnings	$ 2.58	$ 0.52	$ 0.44	$ 0.45	$ (0.26)	$ 3.73	$ 0.08	$ 3.81

* Total tax impact of adjustments to reported earnings: $23m

** Total tax impact of adjustments to reported EPS: $0.13

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of Other Reported to Operating Earnings 21